                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 25, 1999.
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                     PaineWebber Mortgage Acceptance Corp IV
                   Fremont Home Loan Owner Trust Series 1999-1
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             (Exact name of registrant as specified in its charter)


            Delaware                 333-40467              51-6512656
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   (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)            File Number)         Identification No.)

         c/o First Union National Bank, 230 S. Tryon Street, 9th Floor,
                            Charlotte, NC 28288-1179
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568
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         (Former name or former address, if changed since last report.)

Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the June 1999 payment to the Fremont Home Loan Asset-Backed Notes Series 1999-1

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.

20.1 Monthly statement to holders of Fremont Home Loan Asset-Backed Notes Series 1999-1 relating to the June 25, 1999 Payment Date.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Fremont Home Loan Owner Trust Series 1999-1 by the undersigned thereunto duly authorized.



Dated:  July 9, 1999         By:    First Union National Bank, as Indenture
                                    Trustee and on behalf of Fremont Home Loan
                                    Owner Trust Series 1999-1

                                    BY:       Robert Ashbaugh
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                                              Vice President

                                  EXHIBIT INDEX


20.1 Monthly statement to holders of Fremont Home Loan Asset-Backed Notes Series 1999-1 relating to the June 25, 1999 Payment Date.